CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


Board of Directors
First Investors Life Insurance Company
95 Wall Street
New York, NY  10005


         We hereby consent to the use in the Registration Statement on Form N-4 of our report dated February 24, 1997 relating to the December 31, 1996 financial statements of First Investors Life Insurance Company, which are included in said Registration Statement.



                                                /s/Tait, Weller & Baker

                                                TAIT, WELLER & BAKER


Philadelphia, Pennsylvania
April 11, 1997